UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2009

BRT REALTY TRUST
(Exact name of Registrant as specified in charter)

Massachusetts	001-07172	13-2755856
(State or other	(Commission file No.)	(IRS Employer
jurisdiction of		I.D. No.)
incorporation)

60 Cutter Mill Road, Suite 303, Great Neck, New York 11021
(Address of principal executive offices) (Zip code)

        Registrant's telephone number, including area code     516-466-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously announced, BRT Realty Trust (the “Trust”) declared a special dividend of $1.15 per share, payable on October 30, 2009 to record holders of September 30, 2009 in stock and in cash, at the election of each shareholder, subject to certain limitations. The Trust has filed with the Securities and Exchange Commission a prospectus supplement relating to its shares of beneficial interest that may be issued in payment of the dividend.  In connection therewith, the Trust has filed as Exhibit 5.1 to this report the opinion of Sonnenschein Nath & Rosenthal LLP as to the legality of the securities.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

5.1	Opinion of Sonnenschein Nath & Rosenthal LLP.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRT REALTY TRUST

Date: October 1, 2009	By:	Simeon Brinberg
Simeon Brinberg
Senior Vice President